UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-34094	N/A
(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 29, 2011, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) which added Vantage’s wholly-owned subsidiary, Vantage Driller III Co., as an additional guarantor to the existing indenture dated as of July 30, 2010 (the “Indenture”) as amended by a supplemental indenture dated as of May 20, 2011 (the “First Supplemental Indenture”) and a supplemental indenture dated as of June 1, 2011 (the “Second Supplemental Indenture”, and together with the Indenture, First Supplemental Indenture, and Third Supplemental Indenture, the “Existing Indenture”).

On April 2, 2012, OGIL entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) further amending the Existing Indenture to, among other things, enable (a) OGIL to issue up to $775.0 million in additional notes (the “Offering”) and (b) OGIL to consummate the acquisition of the Dragonquest drillship from Valencia Drilling Corporation, an affiliate of F3 Capital, Vantage’s largest shareholder and an affiliate of Vantage. The Fourth Supplemental Indenture also adds Vantage’s indirect wholly-owned subsidiaries, Valencia Drilling Poland sp. z o.o. (to be renamed Vantage Drilling Poland sp. z o.o.), Dragonquest Holdings Cyprus ODC Limited (to be renamed Vantage Holdings Cyprus ODC Limited) and Dragonquest Holdings Company as additional guarantors under the Existing Indenture. The effectiveness of the Fourth Supplemental Indenture is conditioned upon, among other things, the closing of the Offering.

The foregoing description of the Third Supplemental Indenture and the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture and the Fourth Supplemental Indenture which are attached hereto as Exhibits 4.1, and 4.2, respectively, and the contents thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

4.1	Third Supplemental Indenture dated as of June 29, 2011 among OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.2	Fourth Supplemental Indenture dated as of April 2, 2012 among OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING COMPANY

Date: April 5, 2012	By:	/s/ Douglas G. Smith
Douglas G. Smith
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1	Third Supplemental Indenture dated as of June 29, 2011 among OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.

4.2	Fourth Supplemental Indenture dated as of April 2, 2012 among OGIL, Vantage, the subsidiary guarantors party thereto, and Wells Fargo Bank, National Association, as trustee and collateral trustee.